UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 5, 2013

Saba Software, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34372	94-3267638
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2400 Bridge Parkway, Redwood Shores, California	94065-1166
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (650) 581-2500

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Saba Software, Inc., a Delaware corporation (the “Company”), and certain domestic subsidiaries of the Company entered into a second lien credit agreement, dated as of July 5, 2013 (the “Second Lien Credit Agreement”), with Vector Trading (Cayman), LP (the “Second Lien Lender”). The Second Lien Credit Agreement provides the Company with a term loan of $25,000,000 that matures on July 5, 2018.

The Company’s obligations under the Second Lien Credit Agreement and the related loan documents (the “Obligations”) are secured by all of the Company’s personal property. The Obligations are also guaranteed by, and secured by the assets of, the Company’s material domestic subsidiaries. The Second Lien Credit Agreement includes certain financial covenants that the Company must comply with during the term of the Second Lien Credit Agreement. The Second Lien Credit Agreement also includes certain customary negative covenants. In connection with the Second Lien Credit Agreement, the Company and the Company’s material domestic subsidiaries entered into security agreements with the Second Lien Lender.

The Second Lien Credit Agreement contains usual and customary events of default (subject to certain threshold amounts and grace periods). If an event of default occurs and is continuing, the Company’s Obligations may be accelerated. The Second Lien Credit Agreement and the related loan documents are subordinated pursuant to an intercreditor agreement between Wells Fargo First Bank, National Association (the “First Lien Lender”) and Second Lien Lender.

A copy of the Second Lien Credit Agreement is attached hereto as Exhibit 10.1 and the foregoing description of the Second Lien Credit Agreement is qualified in its entirety by reference to Exhibit 10.1.

The Company also entered into an amendment, dated as of July 5, 2013 (the “Amendment”), to that certain Amended and Restated Credit Agreement, dated as of June 27, 2011 (the “Original Credit Agreement” and, as amended on May 31, 2013, the “First Lien Credit Agreement”), with the First Lien Lender and certain material domestic subsidiaries of the Company. Among other things, the Amendment amends (i) the financial covenants in the First Lien Credit Agreement to make them consistent with those in the Second Lien Credit Agreement and (ii) the security in the First Lien Credit Agreement to make it consistent with the security in the Second Lien Credit Agreement. In connection with the Amendment, the Company and the Company’s material domestic subsidiaries entered into amended and restated security agreements with First Lien Lender.

A copy of the Amendment is attached hereto as Exhibit 10.2 and the foregoing description of the Amendment is qualified in its entirety by reference to Exhibit 10.2, the copy of the amendment to the Original Credit Agreement previously filed by the Company on its Form 8-K dated May 31, 2013, and the copy of the Original Credit Agreement previously filed by the Company on its Form 8-K dated June 28, 2011.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above is hereby incorporated into this Item 2.03 by reference.

Item 7.01. Regulation FD Disclosure.

On July 9, 2013, the Company issued a press release announcing the Company’s entry into the Second Lien Credit Agreement. A copy of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Credit Agreement, among the Company, HAL Acquisition Sub Inc., HumanConcepts, LLC, and Vector Trading (Cayman), LP, dated as of July 5, 2013.

10.2	Amendment Number Two to the Credit Agreement, among the Company, HAL Acquisition Sub Inc., HumanConcepts, LLC, and Wells Fargo Bank, National Association, dated as of July 5, 2013.

99.1	Press Release dated July 9, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Saba Software, Inc. (Registrant)

Date: July 9, 2013	/s/ Peter E. Williams III
(Signature)
Peter E. Williams III
Executive Vice President and Secretary